Contingencies	12 Months Ended
Dec. 31, 2021
Contingencies
Contingencies
24	Contingencies

The Company and its subsidiaries have been named as defendants in certain actions incurred in the normal course of business. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated. In the opinion of Management, these matters will not have a material effect on the consolidated financial statements of the Company.

These matters include an ongoing personal action filed in Mexico against Dia Bras Mexicana S.A de C.V (“DBM”) by an individual, Carlos Emilio Seijas Bencomo, claiming the annulment and revocation of the purchase agreement of two mining concessions, Bolívar III and IV between Minera Senda de Plata S.A. de C.V. and Ambrosio Bencomo Casavantes, and with this, the nullity of purchase agreement between DBM and Minera Senda de Plata S.A. de C.V.

Carlos. Emilio Seijas Bencomo passed away in 2020 and his heirs appointed Mr. Emilio Ambrosio Bencomo Portillo as legal representative to pursue this case. As per the latest development, on March 21, 2021, the first Civil Court of Chihuahua absolved DBM of all claims raised by the plaintiff. Although the plaintiff filed an appeal against this ruling on April 7, 2021, the Company believes that there is no merit in this appeal and the possibility of reversal of the March 12, 2021 ruling is very unlikely.